UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act 1934

Date of Report (Date of earliest event reported): June 21, 2021 (April 5, 2021)

KELLY SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
999 West Big Beaver Road, Troy, Michigan 48084
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(Address of principal executive offices)
(Zip Code)

(248) 362-4444
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common	KELYA	NASDAQ Global Market
Class B Common	KELYB	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 6, 2021, Kelly Services, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) to announce the completion of the Company’s acquisition of Softworld, Inc., a Massachusetts corporation (“Softworld”).

This Current Report on Form 8-K/A amends the Initial Report to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Softworld occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The historical audited balance sheet of Softworld as of December 27, 2020, the related statement of income, statement of changes in retained earnings, and statement of cash flows for the year ended December 27, 2020, the accompanying notes thereto, and the related Report of Independent Registered Public Accounting Firm thereon dated June 16, 2021, are incorporated by reference as Exhibit 99.1 hereto.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Softworld, which includes the unaudited pro forma condensed combined balance sheet as of January 3, 2021, the unaudited pro forma combined statement of earnings for the year ended January 3, 2021 and the related notes, is filed herewith as Exhibit 99.2 and included by reference herein.

(c)     Exhibits

Exhibit No.	Description
23.1	Consent of Miller Wachman LLP, independent registered public accounting firm for Softworld.
99.1	The audited balance sheet of Softworld as of December 27, 2020, the related statement of income, statement of changes in retained earnings, and statement of cash flows for the year ended December 27, 2020 and the related notes.
99.2	The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Softworld, which includes the unaudited pro forma condensed combined balance sheet as of January 3, 2021, the unaudited pro forma combined statement of earnings for the year ended January 3, 2021 and the related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
June 21, 2021

/s/ Olivier G. Thirot Olivier G. Thirot Executive Vice President and Chief Financial Officer (Principal Financial Officer)

June 21, 2021

/s/ Laura S. Lockhart Laura S. Lockhart Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
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